Rule 497(e)
Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded Fund III

(the “Trust”)

First Trust Managed Municipal ETF

First Trust California Municipal High Income ETF

First Trust New York Municipal High Income ETF

(each, a “Fund”)

Supplement To each Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

November 1, 2022

Notwithstanding anything to the contrary in each Fund’s prospectus, summary prospectus or statement of additional information, effective November 1, 2022, as approved by the Trust’s Board of Trustees, the management fee paid to First Trust Advisors L.P. (the “Advisor”) will be reduced at certain levels of a Fund’s net assets (“breakpoints”) and calculated pursuant to the schedule below, subject to the exception described herein:

Management Fee	Breakpoints
0.65000%	Fund net assets up to and including $2.5 billion
0.63375%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.61750%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.60125%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.58500%	Fund net assets greater than $10 billion

Pursuant to a contractual agreement, the Advisor has agreed to temporarily waive a portion of its management fees to respond to the current low interest rate environment as described in each Fund’s prospectus. Please note that during any period in which such interest rate-based fee waiver is in effect, the Funds will not be eligible for any breakpoint discounts described above.

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference